SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 17, 2003
(Date of earliest event reported)

PAYCHEX, INC. (Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State of incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK	14625-0397
(Address of principal executive offices)	(Zip Code)

(585) 385-6666
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

The registrant’s press release dated March 17, 2003, which announced that the Company has entered into an agreement to acquire InterPay, Inc., is furnished (not filed) as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date: March 17, 2003	/s/ B. Thomas Golisano B. Thomas Golisano Chairman, President and Chief Executive Officer

Date: March 17, 2003	/s/ John M. Morphy John M. Morphy Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit 99.1	Press Release of Paychex, Inc. Dated March 17, 2003

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